NAYNA NETWORKS, INC.
NOTICE OF GRANT OF STOCK OPTION

The Participant has been granted an option (the “Option”) to purchase certain shares of Stock of Nayna Networks, Inc. pursuant to the Nayna Networks, Inc. 2006 Executive Stock Plan (the “Plan”), as follows:

Participant:	_______________
Date of Grant:	June 10, 2006
Number of Option Shares:	_______________
Exercise Price:	$0.85 per share
Initial Vesting Date:	January 1, 2006
Option Expiration Date:	The date ten (10) years after the Date of Grant
Tax Status of Option:	Nonstatutory Stock Option
Vested Shares:
Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
	Prior to Initial Vesting Date	0
	On Initial Vesting Date, provided the Participant’s Service has not terminated prior to such date	1/3
Plus
	For each additional full month of the Participant’s continuous Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/36

Notwithstanding the foregoing, in the event of a Change in Control (as such term is defined in the Plan), and provided that the Participant’s Service has not terminated prior to such date, 100% of the Number of Option Shares which were not otherwise Vested Shares shall accelerate and become Vested Shares as of the date of the Change in Control.

By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

NAYNA NETWORKS, INC.		PARTICIPANT

By: ________________________________		________________________________
Signature
Its: ________________________________		________________________________
Date
Address:	4699 Old Ironsides Drive, Suite 420	________________________________
	Santa Clara, CA 95054	Address
________________________________

ATTACHMENTS:	2006 Executive Stock Plan, as amended to the Date of Grant; Stock Option Agreement and Exercise Notice